Exhibit 99.2

www.thorindustries.com INVESTOR PRESENTATION NOVEMBER 27, 2017 www.thorindustries.com

Forward Looking Statements This presentation includes certain statements that are “forward looking” statements within the meaning of the U . S . Private Securities Litigation Reform Act of 1995 , Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . These forward looking statements are made based on management’s current expectations and beliefs regarding future and anticipated developments and their effects upon Thor, and inherently involve uncertainties and risks . These forward looking statements are not a guarantee of future performance . We cannot assure you that actual results will not differ from our expectations . Factors which could cause materially different results include, among others, raw material and commodity price fluctuations, raw material or chassis supply restrictions, the level of warranty claims incurred, legislative, regulatory and tax policy developments, the costs of compliance with increased governmental regulation, legal and compliance issues including those that may arise in conjunction with recent transactions, the potential impact of increased tax burdens on our dealers and retail consumers, lower consumer confidence and the level of discretionary consumer spending, interest rate fluctuations, the potential impact of rising interest rates on the general economy and specifically on our dealers and consumers, restrictive lending practices, management changes, the success of new product introductions, the pace of obtaining and producing at new production facilities, the pace of acquisitions, the potential loss of existing customers of acquisitions, the integration of new acquisitions, our ability to retain key management personnel of acquired companies, a shortage of necessary personnel for production, the loss or reduction of sales to key dealers, the availability of delivery personnel, asset impairment charges, cost structure changes, competition, the impact of potential losses under repurchase agreements, the potential impact of the strength of the U . S . dollar on international demand, general economic, market and political conditions and other risks and uncertainties, including those discussed more fully in ITEM 1 A of our Annual Report on Form 10 - K for the year ended July 31 , 2017 and Part II, Item 1 A of our quarterly report on Form 10 - Q for the period ended October 31 , 2017 . We disclaim any obligation or undertaking to disseminate any updates or revisions to any forward looking statements contained in this presentation or to reflect any change in our expectations after the date of this presentation or any change in events, conditions or circumstances on which any statement is based, except as required by law . 2

Thor Operating Entities 3

Table of Contents Overview and Current Industry Conditions 5 First Quarter 2018 Update 16 Appendix: Financial & Market Data 23 4

5 Overview and Current Industry Conditions

Thor – Strong Investment Appeal

» Solid growth company throughout its 37-year history – 27.9% compounded annual five-year EPS growth*
  - Balance of organic growth and accretive acquisitions

» Market leader in a growing industry – Recreational Vehicle (RV) shipments projected to grow 11.4% in calendar 2017, and a five-year CAGR of 10.9%**

» History of returning cash to shareholders via dividends and stock buybacks – more than $1 billion returned to shareholders over Thor's history

» Strong financial position – increased profitability and solid balance sheet

Net Sales
(Continuing Ops., $ millions)


5-year CAGR: 22.4%
+ 30.6%
$3,242
$3,525
$4,007
$4,582
$7,247
$1,709
$2,232
FY13
FY14
FY15
FY16
FY17
1Q17
1Q18

Diluted EPS
(Continuing Ops.)


5-year CAGR: 27.9%
+ 63.1%
$2.86
$3.29
$3.79
$4.91
$7.09
$1.49
$2.43
FY13
FY14
FY15
FY16
FY17
1Q17
1Q18

Quarterly Dividends***
(Fiscal Years Ended July 31)


5-year CAGR: 15.5%
$0.18
$0.23
$0.27
$0.30
$0.33
$0.37
FY13
FY14
FY15
FY16
FY17
FY18

* Based on Diluted EPS from continuing operations
** Source: RVIA RV Roadsigns Fall 2017
*** In addition to regular quarterly dividends, Thor paid special dividends of $1.50 in FY13 and $1.00 in FY14. The declaration of future dividends and the establishment of the per share amounts, record dates and payment dates for any such future dividends are subject to compliance with the credit facility and determination of the Board, and are dependent upon future earnings, cash flows and other factors.

THOR | INDUSTRIES
6
THO LISTED NYSE

Solid Economic Fundamentals Support Continued RV Industry Growth 7 Continued Favorable Macro Environment » High consumer confidence » Favorable employment and wage trends » Continued gains in household wealth » Historically low interest rates » Wide credit availability for both wholesale and retail » Stable fuel prices and wide availability » Favorable demographics Favorable macro environment supports strong industry performance: 10% CAGR IN NEW RV UNIT SHIPMENTS SINCE 2010 * 34 % OF RVS SOLD IN 2016 WERE TO FIRST - TIME BUYERS – 8 IN 10 OF THOSE NEW BUYERS WERE UNDER AGE 65 * * Source: RVIA, RV Industry Power Breakfast Presentation, May 2017

Consumer Trends Support Continued RV Industry Growth


Potential RV Buyers
40% = 129M
38% = 49M
16.6M

Consumers identified as "Active Family Adventurers," "Adult Adventurers" or "Nature Lovers" = Most likely groups to own or rent an RV in the future *

Potential first-time buyers have investigated purchase or visited an RV showroom or dealership *

Potential first-time buyers were interested in NEW RVs *

THE OPPORTUNITY: If an additional 1% of potential first-time buyers interested in new RVs enter the RV lifestyle, that represents the potential for an additional 166,000 units in an industry that is projected to produce 479,700 units** in calendar 2017.



* Source: RVIA, RV Industry Power Breakfast Presentation, May 2017
** Source: RVIA RV Roadsigns Fall 2017

THOR | INDUSTRIES
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THO LISTED NYSE

Trends Driving Growth: Demographics 9 » + 3.4 MILLION new households have started camping since 2014 * » Gen X and Millennials made up 72 % of campers in 2016 * » Younger campers looking for affordable recreation experiences » Interested in trying different accommodations, including RVs » Latino, African American, Asian and other ethnicities represented 39% of new campers in 2016; 26% of all campers * » RV camping viewed as an attractive way to spend time with families and friends MORE POTENTIAL RV BUYERS ** POPULATION: DRIVERS: +159% 2X SINCE 1970 * Source: KOA 2017 North American Camping Report ** Source : RVIA, RV Industry Power Breakfast Presentation, May 2017

Trends Driving Growth: Lifestyle 10 Recreational sports » $ 887 billion spent on “outdoor recreation” in 2016* » Trend toward getting more active and leading a healthier lifestyle » Growing use of RVs with youth sports leagues and tournaments Camping » In 2016, 37.1 million U.S. households camped at least once during the year, and 22% of them were RV campers ** » Opportunity to convert campers into RV campers » Increasing a vailability of technology in RVs makes them more attractive to younger consumers Wide variety of uses » Tailgating at spectator sports, from college and professional football to auto racing and youth sports, continues to grow » Lifestyle events , such as equestrian events, pet and craft shows, are also growing demand for RVs » Flexibility of using RVs makes them ideal for shorter vacations/weekend getaways * Source : “ The Outdoor Recreation Economy Report” Outdoor Industry Association, 2017 ** Source: KOA 2017 North American Camping Report

Trends Driving Growth: Affordability, Flexibility & Convenience 11 * Source : RVIA 2016 Industry Profile Benefits of RV Travel » RV vacations offer greater savings over those taken using a personal car or airline, staying in a hotel or rental home, and eating in restaurants, regardless of duration, distance, or region of the country visited* » Added bonus: RVs offer the opportunity for frequent and unplanned getaways to spend quality time outdoors with family and friends in favorite destinations » The ability to go where you want, when you want, with few restrictions or limitations is precisely what attracts many to the RV market » RVs offer a comfortable bed, a kitchen, and a restroom » Wide variety of RV price points and amenities creates affordable RV options for a wide range of budgets

Health of the RV Channel 12 Dealer Inventory Levels: » Overall dealer inventory levels remain healthy » Total days in inventory at dealers are stable » Average age of RV inventory on dealer lots remains low » Used inventory levels remain low, supporting trade - in values and demand for new RVs Wholesale Financing: » Credit broadly available » Normal credit line utilization » New lenders have entered the market since the downturn ended » Lenders remain disciplined with curtailments motivating dealers to focus on turning inventory Retail Financing: » Credit broadly available » Lenders remain disciplined on down payments and terms » Sub - prime virtually non - existent

Opportunities for Continued Growth – Product Innovations & Manufacturing 13 Growth Levers » Continuous investments in new products, features and floorplans ◦ Short product development cycle enables us to introduce new models every year, reinforcing the consumer trade - in cycle » Organic growth through continued investment in new facilities, production lines and equipment ◦ Invested $115 million during fiscal 2017 on property, plant and equipment; $185 million investment expected in fiscal 2018 » Improvements in operating efficiencies to drive margin growth ◦ Ongoing efforts to implement c ontinuous p rocess improvement, enhance scheduling and optimize production runs at all production plants

Opportunities for Continued Growth – Further Market Penetration 14 Growth Levers » Expanded Thor marketing efforts ◦ M arketing to younger families and more diverse consumer segments ◦ Go Your Own Way™ Campaign launched September 2017 » Geographic expansion ◦ Recent new and expanded campuses added over the last two years, along with future planned expansion, in Idaho to service the western U.S. and Canada

2017 Dealer Open House » We hosted our 8 th annual Dealer Open House September 18 - 21, 2017, in Elkhart, Indiana. Show highlights included: ◦ Record attendance ◦ Record orders ◦ Dealers highly optimistic regarding remainder of 2017 and calendar 2018 ◦ Numerous product introductions or redesigns with a concentrated focus on: ◦ Lightweight, entry - level units in virtually all product categories ◦ Industry - unique floorplan designs targeted to our expanding customer base ◦ Introduction of our new marketing campaign – Go Your Own Way™ 15

16 First Quarter 2018 Update

First Quarter Key Messages 17 Strategic Execution Robust Consumer Demand Outlook » All - time record quarterly revenues and profit » Double - digit sales growth in both segments – towables (+33.7%) and motorized (+22.8%) » Execution of our strategic plan » Capacity expansions » Q1 year - over - year margin enhancement » Market share gains – Towables & Motorized » Consolidated RV backlogs increased nearly 70% to $3.58 billion as of October 31, 2017 versus $2.11 billion as of October 31, 2016 » Demand driven by continued strong consumer preference for our more affordably - priced travel trailers and motorhomes with innovative and unique floorplans and features » Tight labor market in Northern Indiana and some inflationary price increases in certain raw materials – tougher year - over - year comparatives in the second half of the year » Continued strength in the RV industry is supported by: » Favorable demographic trends and an expanding RV buying base » High consumer confidence and positive macro economics » We are confident fiscal 2018 will be another year of meaningful growth

First Quarter 2018 Results Up Double Digits 18 » All - time record quarterly sales and net income » Gross profit up, primarily attributable to the increase in sales, and also operating efficiencies attained in the past year, primarily by Jayco » New consumers continuing to embrace the benefits of RVing $1,708.5 $2,231.7 Q1FY17 Q1FY18 Net Sales ($ millions) $78.7 $128.4 Q1FY17 Q1FY18 Net Income ($ millions ) $1.49 $2.43 Q1FY17 Q1FY18 Diluted EPS $236.8 $333.2 Q1FY17 Q1FY18 Gross Profit ($ millions)

First Quarter 2018 – Towables 19 Towable Segment » Continued mix shift toward more affordably - priced travel trailers » Market share continued to improve through September 2017, with U.S. Towable share increasing from 48.1% to 48.9%, while Canadian Towable share remained stable at 55.4%* » Demand remains strong - Towable backlogs up 75% $1,210.9 $1,618.5 Q1FY17 Q1FY18 Net Sales ($ millions) $1,400.4 $2,455.1 Q1FY17 Q1FY18 Backlog ($ millions ) $94.2 $158.9 Q1FY17 Q1FY18 Income Before Tax ($ millions) $175.0 $256.7 Q1FY17 Q1FY18 Gross Profit ($ millions) * Source: Statistical Surveys, Inc. YTD September 30, 2017 vs. YTD September 30, 2016

First Quarter 2018 - Motorized 20 Motorized Segment » Continued mix shift toward more affordably - priced Class C and gas Class A motorhomes » Market share momentum continued through September 2017, with U.S. Class A and C market share increasing from 37.5% to 41.7% and Canadian Class A and C market share increasing from 37.7% to 41.1%* » Demand remains strong - Motorized backlogs up 59% $461.5 $566.6 Q1FY17 Q1FY18 Net Sales ($ millions) $706.4 $1,123.7 Q1FY17 Q1FY18 Backlog ($ millions ) $28.9 $37.6 Q1FY17 Q1FY18 Income Before Tax ($ millions) $51.4 $63.9 Q1FY17 Q1FY18 Gross Profit ($ millions) * Source: Statistical Surveys, Inc. YTD September 30, 2017 vs. YTD September 30, 2016

$78.7 $128.4 1Q17 1Q18 Net Income ( $ millions) $1,708.5 $2,231.7 1Q17 1Q18 Net Sales ( $ millions) Key Stats – Q1 (As of or For the Quarters Ended October 31) 21 $1.49 $2.43 1Q17 1Q18 Diluted EPS 13.9% 14.9% 1Q17 1Q18 Gross Margin Income Statement Balance Sheet & Working Capital $223.3 $151.5 FY17* 1Q18 Cash & Cash Equivalents ( $ millions) $399.1 $440.2 FY17* 1Q18 Working Capital ( $ millions) $360.0 $145.0 $90.0 FY16* FY17* 1Q18 Debt ( $ millions) * For the fiscal year ended July 31st

$111.4 $151.7 $175.5 $202.0 $258.0 $374.3 FY12 FY13 FY14 FY15 FY16 FY17 Net Income (Continuing Ops., $ millions) $2,640 $3,242 $3,525 $4,007 $4,582 $7,247 FY12 FY13 FY14 FY15 FY16 FY17 Net Sales (Continuing Ops., $ millions) Historical Key Stats (As of or For the Fiscal Years Ended July 31) 22 $2.07 $2.86 $3.29 $3.79 $4.91 $7.09 FY12 FY13 FY14 FY15 FY16 FY17 Diluted EPS (Continuing Ops.) 12.1% 13.1% 13.3% 13.9% 15.9% 14.4% FY12 FY13 FY14 FY15 FY16 FY 17 Gross Margin (Continuing Ops.) Income Statement Balance Sheet & Cash Flow $218.6 $236.6 $289.3 $183.5 $209.9 $223.3 FY12 FY13 FY14 FY15 FY16 FY17 Cash & Investments ( $ millions) $374 $469 $473 $398 $365 $399 FY12 FY13 FY14 FY15 FY16 FY17 Working Capital ( $ millions) $118.8 $145.1 $149.3 $247.9 $341.2 $419.3 FY12 FY13 FY14 FY15 FY16 FY17 Operating Cash Flow ( $ millions) $360.0 $145.0 FY16 FY17 Debt ( $ millions)

Appendix: Financial & Market Data 23

Thor’s RV Product Range 24 Towable Segment Motorized Segment Class B van motorhomes; retail price $150,000 - $250,000 Class C living area built on van or pickup chassis; retail price $50,000 - $250,000 Class A fully enclosed, bus - style motorhome; retail price $70,000 - $700,000 Travel Trailers hitch to the bumper of the tow vehicle; retail price <$10,000 - $150,000 Fifth Wheels hitch to a specially mounted hitch in the bed of a pickup truck; retail price $25,000 - $ 185,000 Specialty Trailers includes camping trailers, truck campers and horse trailers with living quarters; retail price <$10,000 - $110,000 Note: Retail prices noted above are general ranges.

Seasonal Shipment Patterns 25 0 10,000 20,000 30,000 40,000 50,000 60,000 Units Retail * Wholesale ** * Source: Statistical Surveys, Inc., U.S. and Canada ** Source: Recreation Vehicle Industry Association

RV Wholesale Market Trends (Units 000s) 26 106.9 133.6 140.6 196.6 215.7 186.9 189.9 211.7 215.8 187.9 173.1 163.1 203.4 227.8 259.5 247.2 247.5 254.5 292.7 321.2 300.1 256.8 311.0 320.8 370.1 384.4 390.5 353.5 237.0 165.6 242.3 252.3 285.8 321.1 356.8 374.2 430.7 479.7 491.2 1980 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 (e) 2018 (e) Historical Data: Recreation Vehicle Industry Association (RVIA) (e) Calendar years 2017 and 2018 represent most recent RVIA estimates as of Fall RV Roadsigns , published in August 2017

RV Wholesale Market Towable Trends (Units 000s) 27 78.4 98.1 99.4 127.1 133.7 118.1 122.1 137.9 142.9 126.7 120.8 121.1 156.5 176.5 201.3 194.3 192.2 199.5 229.1 249.6 239.1 207.6 250.6 258.9 298.3 323.0 334.5 298.1 208.6 152.4 217.1 227.5 257.6 282.7 312.8 326.9 376.0 419.5 429.3 1980 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 (e) 2018 (e) Historical Data: Recreation Vehicle Industry Association (RVIA) (e) Calendar years 2017 and 2018 represent most recent RVIA estimates as of Fall RV Roadsigns , published in August 2017

RV Wholesale Market Motorized Trends (Units 000s) 28 28.5 35.4 41.2 69.5 82.0 68.7 67.7 73.7 72.8 61.1 52.3 41.9 46.9 51.3 58.2 52.8 55.3 55.1 63.5 71.5 61.0 49.2 60.4 62.0 71.7 61.4 55.8 55.4 28.4 13.2 25.2 24.8 28.2 38.4 44.0 47.3 54.7 60.2 61.9 1980 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 (e) 2018 (e) Historical Data: Recreation Vehicle Industry Association (RVIA) (e) Calendar years 2017 and 2018 represent most recent RVIA estimates as of Fall RV Roadsigns , published in August 2017

Consumer Confidence 29 Historical Data : The Conference Board, Consumer Confidence Survey ® 0 20 40 60 80 100 120 140

RV Industry Demand » Industry retail demand has shifted toward lighter - weight, more affordably - priced towables and gas Class A and Class C motorhomes as consumers seek value » Wholesale units typically outpace retail in the early part of the calendar year; historically sales become more balanced as we reach the peak retail selling season 30 2015 2016 2017 YTD Industry Retail Registrations* 375,420 units (+14.2%) 413,269 units (+10.1%) 381,323 units (+10.3%) Industry Wholesale Shipments** 374,246 units (+4.9%) 430,691 units (+15.1%) 378,006 units (+16.6%) * Statistical Surveys, Inc., includes US and Canada. 2013, 2014, 2015 & 2016 Full Year Actual, 2017 YTD through September 30 ** RVIA wholesale shipments for full years 2013, 2014 , 2015 & 2016, 2017 YTD through September 30 Calendar Year

Thor Dealer Inventory » Dealers remain confident with orders reflecting normal ordering patterns » Dealers are beginning to build inventory in advance of the spring selling season » Dealer inventory levels in general are appropriate, to slightly low, for current conditions in both towable and motorized » Lenders are comfortable with current dealer inventory turns and current credit line utilization; year - over - year turns have generally increased modestly, resulting in a slight reduction in average age of Thor units on dealers’ lots 31 October 31, 2017 October 31, 2016 Unit Change % Change 125,400 99,100 26,300 26.5% Dealer Inventory (units)

Total Share % Total Share % Total Share % Total Share % THOR* 184,795 48.5% 195,973 47.4% 178,520 47.6% 160,663 48.9% Forest River** 131,851 34.6% 144,909 35.1% 132,923 35.4% 112,979 34.4% Grand Design 14,121 3.7% 11,717 2.8% 7,000 1.9% 4,174 1.3% Winnebago 12,031 3.2% 13,093 3.2% 12,143 3.2% 10,395 3.2% Gulfstream 4,546 1.2% 5,129 1.2% 4,806 1.3% 4,562 1.4% REV Group 3,115 0.8% 3,237 0.8% 3,382 0.9% 4,888 1.5% Subtotal 350,459 92.0% 374,058 90.5% 338,774 90.3% 297,661 90.5% All Others 30,864 8.0% 39,211 9.5% 36,646 9.7% 31,205 9.5% Grand Total 381,323 100.0% 413,269 100.0% 375,420 100.0% 328,866 100.0% Y/E 12/31/16 Y/E 12/31/15 Y/E 12/31/14YTD 9/30/17 RV Industry Retail Market Share 32 Source: Statistical Surveys, Inc., U.S. and Canada * Thor adjusted to include historical results of Jayco, Livin ’ Lite, Bison Coach, K - Z, Inc., Cruiser RV, and DRV Luxury Suites for all periods presented ** Forest River includes Palomino, Coachmen, Prime Time, Shasta and Dynamax

Thor RV Retail Market Share Trend (Units) 33 54.9% 53.7% 51.3% 49.7% 48.9% 49.7% 25.4% 29.4% 31.0% 32.8% 37.8% 41.7% 16.7% 22.1% 21.9% 22.1% 18.3% 14.5% 2012 2013 2014 2015 2016 2017 YTD Towable Retail Share* Class A/C Retail Share* Class B Retail Share* *Source: Statistical Surveys Inc., U.S. and Canada, calendar years 2012 - 16, 2017 YTD through September 30. Historical results adjusted to include results of Jayco, Livin’ Lite, Bison Coach, K - Z, Inc., Cruiser RV and DRV Luxury Suites for all periods presented. Note: Towable market share includes Travel Trailers, Fifth Wheels, Camping Trailers and Park Models.

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